SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 28, 2006
                                                ------------------------------


Commission    Registrant, State of Incorporation,       I.R.S. Employer
File Number   Address and Telephone Number              Identification No.
-----------   -----------------------------------       ------------------
0-2429        Gulf Power Company                        59-0276810
              (A Florida Corporation)
              One Energy Place
              Pensacola, Florida 32520
              (850) 444-6111


The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.      Other Events.

                On November 28, 2006, Gulf Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $110,000,000 aggregate principal amount of its Series M 5.300% Senior Notes due December 1, 2016 (the "Series M Senior Notes"). The Series M Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-138480, 333-138480-01 and 333-138480-02) of the Company.

Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits.

              1 Underwriting Agreement, dated November 28, 2006 relating to the Series M Senior Notes among the Company and Barclays Capital Inc. and Goldman, Sachs & Co.

              4.2 Thirteenth Supplemental Indenture to Senior Note Indenture dated as of December 6, 2006, providing for the issuance of the Series M Senior Notes.

              4.13 Form of Series M Senior Note (included in Exhibit 4.2 above).

              5.2 Opinion of Troutman Sanders LLP relating to the Series M Senior Notes.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 6, 2006                 GULF POWER COMPANY

                                          By   /s/  Wayne Boston
                                                Wayne Boston
                                                Assistant Secretary